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This Aircraft Mortgage and Security Agreement

encumbers the following aircraft:
Make: Skyship
Model/Serial No.: 500HL
Registration No.: N501LP

                    AIRCRAFT MORTGAGE AND SECURITY AGREEMENT

        THIS AIRCRAFT MORTGAGE AND SECURITY AGREEMENT (hereinafter called the "Mortgage") dated November 30, 1995, from Airship International Ltd., a New York corporation, (hereinafter called the "Borrower"), as the Mortgagor, to Senstar Capital Corporation, a Delaware corporation, having its principal office at One Oxford Centre, 31st Floor, 301 Grant Street, Pittsburgh, Pennsylvania 15219 (hereinafter called the "Mortgagee" or the "Lender"), as the Mortgagee.

        WHEREAS, the Borrower has entered into a Credit Agreement of even date herewith with the Mortgagee, (as now or hereafter amended hereinafter called the "Credit Agreement"), pursuant to which the Mortgagee has agreed, subject to the terms and conditions set forth in the Credit Agreement, to make a $3,500,000 loan to the Borrower, which is evidenced by a $3,500,000 Term Note, dated of even date herewith, from Borrower in favor of Lender (as now or hereafter amended or replaced the "Term Note");

        WHEREAS, the Borrower desires to execute and to deliver this Mortgage for the purpose, among other things, of securing payment of the Term Note and the payment when due of any and all Indebtedness and liability of every kind, nature and character (including all renewals, extensions and modifications thereof) from the Borrower to the Mortgagee, including but not limited to indebtedness created, or arising, or evidenced or acquired under the Credit Agreement (hereinafter collectively called the "Obligations"), and for the purpose of subjecting the Mortgaged Property (as hereinafter defined) including, without limitation, the aircraft, aircraft engines, propellers and flight equipment, as hereinbelow described, to the lien of this Mortgage;

        WHEREAS, the Borrower is the legal and beneficial owner, free and clear of all security interests, mortgages, liens, charges and encumbrances of the Mortgaged Property;

                         EXHIBIT "A" TO CREDIT AGREEMENT
                                NOT FOR EXECUTION















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        NOW, THEREFORE, THIS INSTRUMENT WITNESSETH that, to secure the
 Obligations, the Borrower, intending to be legally bound hereby, does bargain, sell, transfer, convey, hypothecate and mortgage unto the Mortgagee, its successors and assigns, and grants to the Mortgagee a security interest in and to the following described property (hereinafter called the "Mortgaged Property"), to wit:

                (i) All the property described in the Supplement attached to this Mortgage;

                (ii) All proceeds from the sale or other disposition of the Mortgaged Property and all proceeds of insurance on and all proceeds of any condemnation (being any condemnation, confiscation, expropriation or seizure of, or requisition of title to or use of, the Mortgaged Property by any government or instrumentality or agency thereof) with respect to the Mortgaged Property;

                (iii) All additions, accessories, attachments, replacements and renewals of all property subjected or required to be subjected to the lien hereof and all property which shall hereafter become physically attached to or incorporated in all property subjected or required to be subjected to the lien hereof, in each case whether the same are now or are hereafter subjected to the lien hereof; and

                (iv) All rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the lien hereof, and all the estate, right, title and interest of every nature whatsoever of the Borrower, at law or in equity, in and to such property and every part and parcel thereof.

        Title to or a lien upon all property mortgaged hereby, or intended to be hereafter acquired by the Borrower or to which it may at any time hereafter be, in any manner, entitled at law or in equity, and required to be subjected hereto or intended so to be, shall vest in the Mortgagee, under the terms and conditions of this Mortgage, forthwith on acquisition thereof by the Borrower, and such property shall be as fully embraced within the provisions of this Mortgage and subject to the lien hereof as if such property were now owned by the Borrower and were specifically described herein and mortgaged hereby. All property which is hereinafter subjected to the lien of this Mortgage shall thereupon become Mortgaged Property.

        TO HAVE AND TO HOLD all and singular said property unto the Mortgagee, its successors and assigns, as security as aforesaid.

        ON CONDITION that, until the happening of an "Event of Default" (as defined herein), the Borrower shall have the right to possess the Mortgaged Property and to collect and enjoy the rents, issues, profits, revenues and income thereof.

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        All collateral described or referred to in the foregoing granting clauses and included in the Mortgaged Property, whenever acquired by the Borrower, shall secure the Obligations.

        IT IS HEREBY COVENANTED AND DECLARED by and between the parties hereto and their respective successors and assigns that the terms on which the Mortgaged Property shall be held, used and operated are as follows:

                                    ARTICLE I

                                   DEFINITIONS

       Section 1.1 For all purposes of this instrument, unless the context otherwise requires:

       A. "Aircraft," "aircraft engines" and "spare parts" shall have the respective meanings given to these terms in the Federal Aviation Act as in effect on the date of this Mortgage and shall mean the aircraft, aircraft engines, and spare parts included in the Mortgaged Property.

       B. "Event of Default" shall mean the occurrence of any one or more of the events described in Section 3.1 hereof which shall not be remedied in the grace period, if any, provided therein.

       C. "Federal Aviation Act" shall mean the Federal Aviation Act of 1958, as amended, as in effect on the date of this Mortgage, or any successor or substituted legislation at the time in effect and applicable.

        D. "Federal Aviation Administration" shall mean the Federal Aviation Administration provided for in the Federal Aviation Act as in effect on the date of this Mortgage, or any successor or substituted governmental authority at the time having jurisdiction.

                                   ARTICLE II

                       PARTICULAR COVENANTS OF THE COMPANY

 The Borrower covenants, agrees and warrants as hereinafter in this Article set forth:

        Section 2.1 Warranty of Title. The Borrower warrants that it is the legal and beneficial owner of the Mortgaged Property free and clear of all security interests, mortgages, liens, charges and encumbrances whatsoever (excepting only the lien of the Mortgagee), and has full power and authority to grant, bargain, sell, transfer, convey, hypothecate and mortgage, and give a security interest in, said Mortgaged Property. The Borrower hereby does and shall forever warrant and

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 defend the title to and possession of the Mortgaged Property against the claims and demands of all persons whomsoever.

        Section 2.2 Recording. The Borrower shall bear the expense of and be responsible for recording and re-recording, registering and re-registering, and filing and refiling this Mortgage and each amendment hereto with respect to the Mortgaged Property and such other instruments from time to time as reasonably may be requested by the Mortgagee in all such jurisdictions and offices as the Mortgagee shall from time to time require in order that the lien granted herein is a first lien on all of the Mortgaged Property, senior to all liens.

        Section 2.3 Priority of Lien: Payment of Taxes. Until the Obligations have been paid in full, this Mortgage always shall be kept a first lien upon the Mortgaged Property as from time to time constituted, and senior to all liens, and the Borrower will not create or suffer to be created any lien or charge of any kind or nature whatsoever upon the Mortgaged Property or any part thereof or upon the income or proceeds therefrom. The Borrower shall from time to time pay or cause to be paid as they become due and payable all taxes, fees, assessments and governmental charges lawfully levied, assessed or imposed upon the Mortgaged Property or any part thereof or upon any income or proceeds therefrom and all taxes, fees, assessments and governmental charges lawfully levied or assessed or imposed upon the security interest of the Mortgagee in the Mortgaged Property, so that the lien of and security interest created by this Mortgage shall, until the Obligations have been paid in full, be wholly preserved at the cost of the Borrower and without expense to the Mortgagee. The Borrower shall not suffer any other matter or thing whatsoever whereby the lien of or security interest created by this Mortgage might be impaired; provided, however, that nothing in this Section shall require the Borrower to discharge any lien for taxes, assessments or governmental charges that are not delinquent or that in good faith are being contested or litigated by appropriate proceedings, and pending such contest, the Borrower may defer the payment thereof, so long as such deferment in payment shall not, in the reasonable opinion of the Mortgagee, subject the property or any part thereof to forfeiture or loss and the Borrower shall have on its books reserves deemed by the Mortgagee adequate with respect thereto or the Borrower shall otherwise post adequate security.

        Section 2.4 Indemnification. The Borrower shall indemnify and protect the Mortgagee against all claims arising out of or connected with the ownership or use of any of the Mortgaged Property including, without limitation, any and all claims arising out of the use of any patented inventions employed in or in connection with the Mortgaged Property.

        Section 2.5 Maintenance of Mortgaged Property. The Borrower shall at all times cause all of the Mortgaged Property as from time to time constituted and every part thereof to be maintained in good order and repair and fit for use at no cost to the Mortgagee. The Borrower shall from time to time make all needed and proper repairs, so that at all times the efficiency and the fitness for use of the Mortgaged Property will be fully maintained.

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        The Borrower shall at all times cause the Mortgaged Property to be maintained and repaired in accordance with the higher of the requirements of
 Section 2.6 or as suggested by the manufacturer of the Aircraft or any insurance policy in effect with respect to the Mortgaged Property.

        In addition to any and all other causes and conditions rendering the Aircraft unfit for use within the meaning of this Section, the withdrawal of the airworthiness certificate issued under the Federal Aviation Act with respect to the Aircraft, or the existence, with respect to the Aircraft or with respect to any aircraft engine included in the Mortgaged Property, of any order, rule or regulation of the Federal Aviation Administration which prohibits the use of such Aircraft or aircraft engine in normal Aircraft or aircraft engine operations shall be deemed to render the same unfit for use. The Borrower shall promptly notify the Mortgagee in writing of any such withdrawal, order, rule or regulation.

        The Borrower shall promptly notify the Mortgagee of any aircraft engine included in the Mortgaged Property becoming condemned, worn out, lost, destroyed or rendered unfit for use. The Borrower shall promptly replace all parts which may from time to time be incorporated or installed in or attached to the Aircraft or aircraft engines and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever.


        The Borrower will at all times comply in all material respects with all orders, rules and regulations of governmental authorities having jurisdiction with respect to any part of the Mortgaged Property, unless the same are being contested in good faith by the Borrower. At all times, the Aircraft shall be operated subject to this Mortgage and only in accordance and compliance in all material respects with the laws, rules and regulations of the United States of America, or any state or municipality thereof, or any other sovereign jurisdiction with respect to any aspect of such operation.

        The Borrower hereby irrevocably assigns, transfers and sets over the Mortgagee all rights of the Borrower to any award or payment on account of any confiscation of any part of the Mortgaged Property and irrevocably authorizes and empowers the Mortgagee, in the name of the Borrower or otherwise, to file and prosecute what would otherwise be the Borrower's claim for any such award or payment and to collect, receipt for and retain the same. The Borrower will pay all costs, fees and expenses incurred by the Mortgagee in connection with any expropriation or confiscation and seeking and obtaining any reward or payment on account thereof

        Section 2.6 Service and Repair. So long as any of the Obligations are outstanding (the "Term") the Borrower, at its sole cost and expense, shall maintain, service, repair, overhaul, test, alter, modify and add equipment (the "Borrower-Furnished Equipment") to the Aircraft and any

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 spare engine(s) used with the Aircraft (the "Spare Engine") (i) so as to keep them in as good operating condition as they were in as of the date of the Mortgage, ordinary wear and tear excepted, and (ii) as required to meet all applicable service, maintenance, repair and overhaul regulations, directions, and instructions of the Civil Aeronautics Board, Federal Aviation Administration and/or the Administration of the Federal Aviation Administration or any person, governmental department, bureau, commission or agency succeeding to the functions of the foregoing (the "Aeronautics Authority") regardless of on whom such requirements are by their terms imposed, as well as any other appropriate governmental agency having jurisdiction over the Borrower's operation and maintenance of the Aircraft. During the Term, the Borrower, at its sole cost and expense, shall maintain, service, repair, overhaul, test, alter, modify and add to the Borrower-Furnished Equipment so as to keep them in good operating condition.

        During the Term, the Borrower, at its sole cost and expense, shall promptly replace all parts, including Borrower- Furnished Equipment, which may from time to time be incorporated or installed in or attached to the Airframe and Engines or any item thereof and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, the Borrower may, at its sole cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any parts, whether or not worn out, destroyed, damaged beyond repair or permanently rendered unfit for use; provided, however, that the Borrower will, at its sole cost and expense, replace such parts, including Borrower-Furnished Equipment, as promptly as possible. All such replacement parts shall be free and clear of all Liens (except those in favor of the Lender) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the parts replaced assuming such replaced parts were in the condition and repair required to be maintained by the terms hereof. All parts, including the Borrower-Furnished Equipment, at any time removed from the airframe and engines as herein provided shall remain part of the Collateral of the Lender, no matter where located, until such time as such parts shall be replaced by parts which have been incorporated or installed in or attached to the airframe or any engine as above provided, without further act and (i) title to such replacement part thereupon must vest in the Borrower, free and clear of all Liens (except those in favor of the Lender), (ii) such replacement part shall become subject to the Credit Agreement and this Agreement and be deemed a part of the airframe or engine for all purposes hereof to the same extent as parts originally incorporated or installed in or attached to the airframe or engine and (iii) title to the replaced part shall thereafter vest in the Borrower free and clear of all rights of the Lender and all Liens created or incurred by the Lender, and shall no longer be deemed a part hereunder.

        During the Term, the Borrower, without expense to the Lender, may from time to time make alterations and modifications in and additions to the Aircraft and any spare engine as the Borrower may deem desirable in the proper conduct of its business; provided that the Borrower shall not, without the Lender's prior written consent, make any such alteration, modification or addition which (i) diminishes the value and utility of the Aircraft, airframe or any engine below



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 the value and utility thereof immediately prior to such change or alternation, assuming the Aircraft, or airframe was at such time in the condition and repair as required by the terms hereof, or (ii) materially and adversely affects the costs of performing airframe or engine maintenance. The Lender shall bear no liability whatsoever for the alteration or modification of or addition to the Aircraft, whether in the event of grounding, suspension of certification or for any other cause whatsoever. Title to all Parts, including Borrower-Furnished Equipment, incorporated or installed in or attached to or added to the Aircraft and any spare engine as the result of such alternation, modification or addition shall, without further act, vest in the Borrower, free and clear of all Liens (except those in favor of the Lender).

        During the Term, the Borrower shall operate the Mortgaged Property in the continental United States of America and shall comply in all material respects with all laws of the jurisdiction in which the Aircraft may be operated and with all laws, rules, regulations, orders (including, without limitation, paying when due all taxes, assessments and governmental charges imposed on it or upon its property) and airworthiness directives of the Federal Aviation Administration and any other legislative, executive, administrative or judicial body exercising any power or jurisdiction over the Borrower's operation and maintenance of the Aircraft, and will maintain the Aircraft in proper condition for operation under such laws, rules and airworthiness directives; provided, however, that the Borrower may in good faith contest the validity and application of any such law, rule, regulation, order or airworthiness directive in any reasonable manner which does not affect the Aircraft or rights of the Lender hereunder or the duties and obligations of the Borrower hereunder (except as provided in this Subsection 2.6) and if the Borrower shall have obtained in writing from the appropriate authorities permissions, extensions, variances or continuances to perform any acts required of the Borrower hereunder, provided the Borrower shall perform or cause to be performed on the Aircraft prior to the end of the Term any and all requirements or conditions set forth in such permissions, extensions, variances or continuances. The Borrower shall at all times during the Term hereof hold such form of certificate, if any, as may be necessary to permit the Borrower's title to the Aircraft to be recorded, and to be entitled to the benefits of recordation, under the Act or under similar provisions of any statute enacted in lieu thereof and the pertinent regulations of the Federal Aviation Administration relating to recordation.

        Section 2.7 Record Keeping. The Borrower shall maintain all records, logs, and other materials required by the Federal Aviation Administration to be maintained in respect of the Aircraft, regardless of whether such requirements are by their terms imposed on the Borrower or the Lender, and in the event that the Aircraft or any item thereof is repossessed by the Lender, the Borrower shall forthwith deliver to the Lender all such records, logs and other materials relating to the Aircraft so repossessed.

        Section 2.8 Annual Reports. Upon Lender's request, the Borrower shall furnish the Lender with annual reports reasonably detailing the hours of usage of the Aircraft and major

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 maintenance, service repair and overhaul performed on the Aircraft in accordance with the requirements of this Section 2.

        Section 2.9 Insurance. The Borrower shall at its expense at all times maintain with financially sound and reputable insurers, satisfactory to the Mortgagee, insurance as required under the terms of the Credit Agreement and as follows:

            A. Delivery of Policies: Insurance Certificates. The Borrower will deliver to the Mortgagee, as soon as possible upon request, the copies of all insurance policies, or certificate thereof, with respect to the Mortgaged Property which the Borrower is required to maintain pursuant to the Credit Agreement, together with evidence as to the payment of all premiums then due thereon. Each certificate shall be signed by an independent insurance broker satisfactory to the Lender stating that the insurance in force covering risks relating to the Mortgaged Property is carried and maintained with financially sound and reputable insurers and otherwise complies with the provisions of this Credit Agreement is in such amounts and covers such risks so that the protection afforded is not less than that which would be customarily maintained for properties of a similar character for entities engaged in a similar business, Mortgagee shall be named as a loss payee and additional insured with respect to all insurance policies.

            B. Borrower Not to Cancel, etc., Insurance. The Borrower will not, without the written consent of the Mortgagee, cancel, amend or alter any insurance required by Section 2.9 above and will not mortgage, pledge, hypothecate, sell, assign or transfer its interest in any such insurance or in any rights to cancel such insurance or to obtain the return of the unearned premiums therefor.

            C. Uninsured Aircraft to be Grounded. At any time when all insurance required by any provision of Section 2.9 above shall not be in effect with respect to the Aircraft, the Borrower will promptly ground the Aircraft and will not permit the same to be flown until such insurance is again in effect.

        Section 2.10 Inspection by Mortgagee; Information. The Borrower will at any and all times, on reasonable notice and request of the Mortgagee during usual business hours, permit the Mortgagee by its representatives to inspect the Mortgaged Property and the records, reports and other papers of the Borrower relating thereto and to take copies and extracts therefrom and will afford and procure a reasonable opportunity to make any such inspection and will furnish the Mortgagee any and all such other information as the Mortgagee may reasonably request with respect to the Mortgaged Property, provided the foregoing is reasonably calculated not to materially interfere with the operation of the Mortgaged Property or Borrower's daily operations.

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        Section 2.11 Advances by Mortgagee. If the Borrower shall fail to perform any of its covenants in this Mortgage, the Mortgagee may, in its sole discretion, at any time and from time to time make advances to effect performance of such covenant on behalf of the Borrower, and all moneys so advanced by the Mortgagee, together with interest at the highest default rate provided for in the Note shall be repaid by the Borrower on demand, but no such advance shall relieve the Borrower from any Event of Default.

        Section 2.12 Location of Mortgaged Property; Registration. The Mortgaged Property will at all times be based at the location specified in the Supplement attached hereto. If the Borrower proposes at any time to base the Mortgaged Property at any locations other than the location specified in said Supplement, the Borrower will obtain the prior written consent of the Mortgagee to such proposed change. The Borrower shall cause the Aircraft to remain duly registered in the name of the Borrower pursuant to the Federal Aviation Act. The Borrower will at all times maintain its eligibility so to register the Aircraft in its name.

        Section 2.13 Insignia. At the Mortgagee's option, the Borrower shall plainly, distinctly and conspicuously place and leave in the cockpit of the Aircraft and on each aircraft engine included in the Mortgaged Property and upon such other place as may reasonably be designated by the Mortgagee from time to time, a plate, insignia or other identification bearing the following words in letters of a size reasonable under the circumstances and acceptable to the Mortgagee:

                        Airship International Ltd., Owner
                     Senstar Capital Corporation, Mortgagee

        Section 2.14 Operation of Mortgaged Property. The Borrower will not fly the Aircraft or suffer the Aircraft to be flown in violation of any provision of any insurance policy in effect with respect to the Mortgaged Property. The Borrower will not operate the Aircraft or suffer the Aircraft to be operated except by pilots currently certified by the Federal Aviation Administration for the operation of the Aircraft and meeting the requirements of any insurance policy in effect with respect to such Aircraft.

        Section 2.15 No Claims Against Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving the Borrower any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Mortgagee in respect thereof. Borrower shall promptly pay and discharge any claim for labor or services or the furnishing of any materials or other property which may give rise to a claim or lien prior to the lien of this Mortgage.

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        Section 2.16 Use of Mortgaged Property; Assignment of Interest. Except
 as the Mortgagee may permit by prior written consent in accordance with the terms of this Mortgage, use of the Mortgaged Property will be limited to the air transportation as permitted by Borrower's insurance policy. Borrower shall not, by operation of law or otherwise, assign, transfer, dispose of or convey any interest in the Mortgaged Property.

                                   ARTICLE III

                       EVENTS OF DEFAULT AND ACCELERATION

        Section 3.1 Events of Default. Each of the following events shall constitute an "Event of Default" under this Mortgage:


            A. An Event of Default, as defined in the Credit Agreement, shall occur; or


            B. The Borrower shall default in the performance of or compliance:

               (1) with any term, condition or commitment contained in this Mortgage; or

               (2) any of the other terms, conditions or commitments contained in any of the Obligations; or

        C. Any representation or warranty made by the Borrower in this Mortgage or any statement made in any certificate, statement or report of the Borrower furnished to the Mortgagee in accordance with the provisions of this Mortgage shall prove to have been false or breached in any material respect; or

        D. All or a substantial portion of the Mortgaged Property shall be declared unfit for use or condemned, seized or otherwise expropriated, or the possession, control, use or management of such Mortgaged Property shall be assumed, by any government or any officer or instrumentality thereof, and shall be retained for any period of thirty (30) consecutive days, unless within such period the Mortgagee shall receive assurances, reasonably satisfactory to the Mortgagee, that the Borrower will be compensated therefor in amount, time and manner satisfactory to the Mortgagee, in its sole discretion; or

        E. An administrator, custodian, or other representative shall take possession, control, use or management of the Mortgaged Property.

        Section 3.2 Acceleration. If any Event of Default exists, the Mortgagee shall have the right to exercise all its rights and remedies under the Credit Agreement, the Assignment of Contract, and in addition to all other remedies available to it hereunder or by law, may, by written

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 notice declare the Note and any other of the Obligations and all fees, premiums or other amounts required to be paid to the Mortgagee to be forthwith due and payable, whereupon the Note, Obligations, accrued interest, fees, premiums and other amounts shall forthwith become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything herein or in any note or any security agreement to the contrary notwithstanding.

                                   ARTICLE IV

                                    REMEDIES

        Section 4.1 Repossession. The Borrower agrees, to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied or waived, then, and in every such case, (i) the Mortgagee shall have the rights and remedies with respect to the Mortgaged Property of a secured party under the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted); and in accordance therewith and subject to the provisions thereof, the Mortgagee shall have the rights and powers provided for in this Mortgage, and (ii) the Mortgagee, by agent or representative, shall have the right and power to take possession of all or any part of the Mortgaged Property, with or without legal proceedings and with or without notice, and to exclude the Borrower and, all persons claiming under the Borrower, wholly or partly therefrom and thereafter to hold, store and/or use, operate, manage and control the same.

        At the request of the Mortgagee, the Borrower shall promptly deliver or cause to be delivered to the Mortgagee or to an agent or representative designated by the Mortgagee all of the Mortgaged Property to whose possession the Mortgagee shall at the time be entitled hereunder, and the Mortgagee, its agents and representatives, shall have the right to enter upon any or all of the Borrower's premises and promptly to exercise the Mortgagee's rights hereunder or to compel the Borrower to retake possession of the Aircraft from whomsoever shall have possession thereof so that the Mortgagee can promptly exercise its rights hereunder.

        On taking possession of the Mortgaged Property, the Mortgagee, from time to time, at the expense of the Borrower, may but shall not be required to make all such repairs, replacements, alterations, additions and improvements to and of the Mortgaged Property as to the Mortgagee may seem proper and shall have the right to manage and control the Mortgaged Property and to carry on the business and to exercise all rights and powers of the Borrower in respect to the Mortgaged Property as the Mortgagee shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Mortgaged Property or any part thereof as the Mortgagee may see fit (the Mortgagee being entitled to collect and receive all rents,

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 issues, profits, revenues and other income of the same and every part thereof);
 provided, however, Borrower shall have no liability for expenses incurred for repairs, replacements, alterations, additions and improvements to and of the Mortgaged Property which are incurred subsequent to Mortgagee (i) selling the Mortgaged Property, or (ii) leasing the Mortgaged Property for more than ninety
 (90) calendar days except to the extent of any rents, issues, profits, revenues, proceeds and other income received from the leasing operation and/or disposition of the Mortgaged Property. Any rents, issues, profits, revenues and other income collected and received by or on behalf of the Mortgagee shall be applied to pay the expenses of holding and operating the Mortgaged Property, of conducting such business and of all maintenance, repairs, replacements, alterations, additions and improvements of or to the Mortgaged Property and to make all payments which the Mortgagee may be required or may elect to make, if any, for taxes, assessments, insurance and other proper charges upon the Mortgaged Property or any part thereof, and all other payments which the Mortgagee may be required or authorized to make under any provision of this Mortgage. The remainder of the rents, issues, profits, revenues and other income shall be applied only in accordance with Section 4.5. The Mortgagee may, in its sole and absolute discretion, lease the Mortgaged Property and thereby receive all profits, rents, revenues and other income associated with such rental, including without limitation, renting the Mortgaged Property to any party agreeing to perform under the Bud I Contract (as defined in the Credit Agreement).

        Section 4.2 Power of Sale and Suits for Enforcement. In case one or more of the Events of Default shall have occurred and shall not have been remedied or waived, the Mortgagee, personally or by agents, with or without possession of the Mortgaged Property:

        A. may, to the extent permitted by law, sell at one or more sales, as an entirety or in components hereinafter provided, all or any part of the Mortgaged Property; such sale or sales to be made at public auction or private sale at such place or places, and at such time or times and on such terms as the Mortgagee may fix and briefly specify in the notice of sale to be given as herein provided or as may be required by law; or

        B. may proceed to protect and enforce the rights of the Mortgagee under this Mortgage by suit, whether for specific performance of any covenant herein contained, in aid of the execution of any power herein granted, for the foreclosure of this Mortgage and the sale of the Mortgaged Property under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right, as the Mortgagee shall determine; and the Mortgagee shall be entitled, as a matter of right, to the appointment of a receiver of all or any part of the Mortgaged Property.

        Section 4.3 Notice of Sale. Notice of sale under this Article shall state the time when and the place where the same is to be made, shall contain a brief description of the property to be sold, and shall be sufficiently given if sent to the Borrower in accordance with the notice provisions hereof and as may be required by applicable law. For the aforesaid purposes, all notice of sale, advertisement and other notice or demand, any right or equity of redemption and any

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 obligation of a prospective purchaser to inquire as to the power and authority of the Mortgagee to sell or the application by the Mortgagee of the proceeds of sale or otherwise, which would otherwise be required by, or available to the Borrower under, applicable law are hereby expressly waived by the Borrower to the fullest extent permitted by such law.

        Section 4.4 Delivery to Purchaser. On the completion of any sale under this Article, the Borrower shall use its best efforts to deliver all of the property sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith on the completion of such sale. Nevertheless, if so requested by the Mortgagee or by any purchaser, the Borrower shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request. Every sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Borrower of, in and to the property so sold, and shall be a perpetual bar, both at law and in equity, against the Borrower, all persons claiming the property sold or any part thereof through the Borrower and its successors or assigns.

        Section 4.5 Application of Proceeds. The proceeds of any sale, lease or other disposition of the Mortgaged Property, or any part thereof, received by the Mortgagee under this Mortgage, together with any other sums then held by the Mortgagee, as part of the Mortgaged Property, shall be applied as follows:

        A. First. To the payment of the costs and expenses expended or incurred by the Mortgagee in the location, protection, taking possession of, repair, rehabilitation, storage, transportation to the Mortgagee or place of sale and sale of the Mortgaged Property (including reasonable compensation to the Mortgagee's agents, attorneys and counsel and all charges, expenses, liabilities and advances incurred or made by the Mortgagee, and all other sums payable by the Borrower under this Mortgage) and to the payment of all taxes, assessments or liens, if any, prior to the lien of this Mortgage, except any taxes, assessments or liens subject to which such sale shall have been made;

        B. Second. To the payment of the Obligations, in such order as Mortgagee elects in its sole discretion;

        C. Third. The surplus, if any, shall be paid to the Borrower, its successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

        Section 4.6 Mortgagee May Purchase. At any sale under this Article, the Mortgagee may bid for and purchase the property offered for sale and, on compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

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        Section 4.7 Right to Possession. In accordance with the provisions of
 Section 1110 of Title 11 of the United States Code, the right of the Mortgagee to take possession of and to sell or cause the sale of the Mortgaged Property in compliance with the provisions of the terms of this Mortgage shall not be affected by the provisions of Section 362 and 363 of Title 11 of the United States Code as amended from time to time, except as provided for in Section 1110.

        Section 4.8 No Waiver. No failure or delay by the Mortgagee to insist on the strict performance of any term hereof or to exercise any right, remedy, power or privilege consequent on an Event of Default and no acceptance of any payment of the principal of or interest on the Term Note payable to the Mortgagee during the continuance of any such Event of Default shall constitute a waiver of any such term or default or of any such right, remedy, power or privilege, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of any Event of Default hereunder or under the Credit Agreement shall affect or alter this Mortgage, which shall continue in full force and effect, or the rights of the Mortgagee with respect to any other then existing or subsequent Event of Default.

        Section 4.9 Remedies Cumulative. Each right, power and remedy of the Mortgagee provided for in this Mortgage or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage or now or hereafter existing at law, in equity, by statute or otherwise, and the exercise or beginning of the exercise by the Mortgagee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise of any or all such other rights, powers or remedies.

        Section 4.10 Waiver of Appraisement, etc., Laws. The Borrower agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it, will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any property subject to the lien hereof may be situated, in order to prevent, hinder or delay the enforcement or foreclosure of this Mortgage, the absolute sale of the Mortgaged Property or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat; and the Borrower, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws and any and all right to have any of the properties or assets comprising the Mortgaged Property marshalled on any such sale and agrees that the Mortgagee or any court having jurisdiction to foreclose the lien hereof may sell the Mortgaged Property as an entirety or in such components as the Mortgagee may determine.

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                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

        Section 5.1 Payment of Indebtedness; Satisfaction. On the payment in full and discharge of the Tern Note and the satisfaction of all other Obligations, this Mortgage and the lien, rights and interests hereby granted shall cease and become null and void, and the Mortgagee, on the written request of the Borrower and at the Borrower's expense, shall execute and deliver to the Borrower all instruments of satisfaction as may be necessary to satisfy and discharge this Mortgage.

        Section 5.2 Notices. Any request, order, direction, approval, consent, notice or other document provided or permitted by this Mortgage to be made, given or furnished shall be sufficiently served or given for all purposes when sent in accordance with the notice provisions of the Credit Agreement.

        Section 5.3 Construction. This Mortgage shall be construed in accordance with the internal law, and not the law of conflicts, of the Commonwealth of Pennsylvania and the rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent that the law of some other jurisdiction may be mandatorily applicable to proceedings taken for the enforcement of the rights of the Mortgagee hereunder. Borrower hereby consents to the jurisdiction and venue of any court residing in the Commonwealth of Pennsylvania.

        Section 5.4 Counterparts. This Mortgage may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Mortgage.

        IN WITNESS WHEREOF, the Borrower and the Mortgagee have caused this instrument to be duly executed as of the day and year first above written.

 ATTEST                                          AIRSHIP INTERNATIONAL LTD.


                                                 By     /s/ LOUIS J. PEARLMAN
___________________________                             -----------------------
                                                 Name:
                                                        -----------------------
                                                 Title: President
                                                        -----------------------
 [SEAL]

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


 WITNESS:                                        SENSTAR CAPITAL CORPORATION

/s/ Illegible                                    By:   /s/ Illegible
___________________________                            -----------------------
                                                 Name:
                                                       _______________________
                                                 Title: Credit Manager
                                                       _______________________



 STATE OF______________     )
                            )
 COUNTY OF_____________     )

        On this day of , 199_, before me, a notary public, personally appeared _________________________, who acknowledged himself to be the______________________ of AIRSHIP INTERNATIONAL LTD, a New York corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.





                                                       _________________________
                                                       Notary Public


My commission expires:
                                       16

  COMMONWEALTH OF PENNSYLVANIA      )
                                    )
  COUNTY OF ALLEGHENY               )

        On this________ day of__________________, 199_, before me, a notary public, personally appeared______________________, who acknowledged himself to be the ________________________________ of SENSTAR CAPITAL CORPORATION, a Delaware corporation, and that he, as such officer, authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                       ________________________
                                                       Notary Public

 My commission expires:

                                       17



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